SUBSCRIPTION AGREEMENT

This Subscription Agreement dated as of July ___, 2007 (the “Agreement”) is entered into by and among Mediavest, Inc., a New Jersey corporation (the “Company”), and the individuals and/or entities listed on Exhibit A hereto (the “Purchasers”).

BACKGROUND

WHEREAS, the Company is offering in a private placement to “accredited investors” (as such term in defined in Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”)) 5,000,000 shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) at a purchase price of $0.50 per share (the “Offering”);

WHEREAS, the Purchasers desire to purchase that number of shares of Common Stock set forth on the signature page hereof on the terms and conditions hereinafter set forth and on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

1. Authorization and Sale of Shares.

1.1 Authorization. The Company has duly authorized the sale and issuance, pursuant to the terms of this Agreement, 5,000,000 shares of its Common Stock.

1.2 Sale of Shares; Subscription for Shares. Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and issue to the Purchasers, and the Purchasers will purchase the number of shares of Common Stock set forth opposite such Purchasers’ name on Exhibit A for the purchase price of $0.50 per share. The shares of Common Stock being sold under this Agreement are sometimes hereinafter collectively referred to as the “Securities.”

2. The Closing. The closing shall occur on the date hereof (the “Closing,” and the date on which the Closing occurs, the “Closing Date”).

Promptly following the Closing, the Company shall deliver to each Purchaser a certificate for the number of shares of Common Stock being purchased by such Purchaser, registered in the name of such Purchaser, against payment to the Company of the purchase price therefor by check or wire transfer, as specified in Exhibit A

Each Purchaser hereby authorizes and directs the Company to deliver the Securities to be issued to such Purchaser pursuant to this Agreement directly to the residential or business address indicated on the signature page hereto.

3. Representations of the Purchasers. Each Purchaser hereby, severally and not jointly, represents and warrants to the Company as follows:

(a) The Purchaser has received and carefully reviewed such information and documentation relating to the Company that the Purchaser has requested, including without limitation, the Company’s filings with the United States Securities and Exchange Commission (the “Commission”).

(b) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Purchaser.

(c) The Purchaser understands that the Company has determined that the exemption from the registration provisions of the Securities Act provided by Regulation D is applicable to the offer and sale of the Securities, based, in part, upon the representations, warranties and agreements made by the Purchaser herein.

(d) Except as set forth herein, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, the Purchaser is not relying upon any information other than the results of independent investigation by the Purchaser.

(e) The Purchaser has full power and authority to execute and deliver this Agreement and to perform the obligations of the Purchaser hereunder and this Agreement is a legally binding obligation of the Purchaser in accordance with its terms.

(f)	Regulation D.

(i) The Purchaser understands and acknowledges that: (A) the Securities acquired pursuant to this Agreement have not been registered under the Securities Act and are being sold in reliance upon an exemption from registration afforded by Regulation D; and that such Securities have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation D, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation D and/or pursuant to registration under the Securities Act, or pursuant to an available exemption thereunder; and (C) other than as set forth in Section 5.1 of this Agreement, the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available.

   (ii) The Purchaser is an accredited investor within the meaning of Rule 501 of Regulation D, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investment shares representing an investment decision like that involved in the purchase of the Securities.

(iii) The Purchaser is purchasing the Securities for his, her or its own account for investment only and has no intention of selling or distributing the Securities and no other person has any interest in or participation in the Securities or any right, option, security interest, pledge or other interest in or to the Securities. The Purchaser recognizes that an investment in the Securities involves a high degree of risk, including a risk of total loss of the Purchaser. The Purchaser understands, acknowledges and agrees that it must bear the economic risk of its investment in the Securities for an indefinite period of time and has knowledge and experience in financial and business matters such that it is capable of evaluating the risks of the investment in the Securities and the Purchaser understands, acknowledges and agrees that prior to any such offer or sale, the Company may require, subject to the fulfillment of the Company’s obligations under Section 6 of this Agreement, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

(iv) The Purchaser acknowledges that the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR MEDIAVEST, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

(g) Neither the Purchaser, nor any affiliate of the Purchaser or any person acting on his, her or its behalf, has recently sold shares of unregistered Common Stock of the Company.

4. Miscellaneous.

4.1 Successors and Assigns. This Agreement and any rights and obligations hereunder may not be transferred or assigned by a Purchaser without the prior written consent of the Company. This Agreement shall inure to the benefit of, and be binding upon the Company and the Purchasers and their respective heirs, legal representatives and permitted assigns.

4.2 Survival. All representations and warranties and all covenants, agreements and obligations made by the Company or the Purchasers in this Agreement, or in any instrument or document furnished in connection with this Agreement or the transactions contemplated hereby, shall survive the Closing and any investigation at any time made.

4.3 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

4.4 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Purchasers. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

4.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.
4.6 Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

4.7 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

4.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

[signature page to follow]

SIGNATURE PAGE		Date Signed: _________ , 2007

Number of Shares:		4,500,000

Multiplied by Offering Price Per Share:		x $0.50

Equals Amount:	=	$2,250,000.00

Signature		Second Signature
(if purchasing jointly)

Printed Name		Printed Second Name

Entity Name		Entity Name

Address		Address

City, State and Zip Code		City, State and Zip Code

Telephone-Business		Telephone-Business

Facsimile-Business		Facsimile-Business

Tax ID # or Social Security #		Tax ID # or Social Security #

Name in which securities should be issued:

SIGNATURE PAGE		Date Signed: _________ , 2007

Number of Shares:		500,000

Multiplied by Offering Price Per Share:		x $0.50

Equals Amount:	=	$250,000.00

Signature		Second Signature
(if purchasing jointly)

Printed Name		Printed Second Name

Entity Name		Entity Name

Address		Address

City, State and Zip Code		City, State and Zip Code

Telephone-Business		Telephone-Business

Facsimile-Business		Facsimile-Business

Tax ID # or Social Security #		Tax ID # or Social Security #

Name in which securities should be issued:

This Subscription Agreement is agreed to and accepted as of ________ , 2007.

MEDIAVEST, INC.

By:
Name:
Title:

EXHIBIT A
Purchaser

Name and Address of Purchaser	No. of Shares	Aggregate Purchase Price
$
$
$
$

TOTALS:		$